Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4183%



        Excess Protection Level
          3 Month Average   5.25%
            September, 1998   4.33%
            August, 1998   6.30%
            July, 1998   5.12%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.84%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,219,716,564.43